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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported):      January 20, 1998
                                                     --------------------------

                           TCF Financial Corporation
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or other jurisdiction of incorporation)



          0-16431                                           41-1591444
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Commission File Number                         (IRS Employer Identification No.)



         801 Marquette Avenue, Suite 302, Minneapolis, Minnesota 55402
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                    (Address of principal executive offices)



     (612) 661-6500
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Registrant's Telephone Number


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Item 5.        OTHER EVENTS


On January 20, 1998, TCF Financial Corporation (the "Company") authorized the repurchase of up to five percent of the Company's outstanding shares through open market or privately negotiated transactions. The repurchased shares will become treasury shares. Attached hereto as Exhibit 99.1 and incorporated herein by reference is the Company's press release dated January 20, 1998.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)       Exhibits

          99.1   Press Release dated January 20, 1998.







                                  SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 23, 1998

                                      TCF FINANCIAL CORPORATION



                                      By  /s/ RONALD J. PALMER
                                        ----------------------------------------
                                           Ronald J. Palmer
                                      Its  Treasurer and Chief Financial Officer